Effective May 1, 2011, Sun Capital Advisers LLC ("Sun Capital”) no longer serves as sub-adviser to the MFS Diversified Income Fund. MFS has assumed responsibility for day-to-day management of the real estate-related portion of the fund’s portfolio in its capacity as the fund's investment adviser.

Accordingly, effective May 1, 2011, the sub-section entitled “Principal Investment Strategies” under the main heading “Summary of Key Information” is restated in its entirety as follows:

Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in a broad range of debt instruments and equity securities of U.S. and foreign issuers, including convertible securities, real estate-related investments, and emerging market securities.

MFS allocates the fund’s assets across these categories based on its interpretation of economic and money market conditions, fiscal and monetary policy and asset class and/or security values. These allocations may vary from time to time.

MFS focuses the fund’s debt investments on U.S. Government securities, lower quality debt instruments, and debt instruments of emerging market issuers.

Of the fund’s investments in debt instruments, MFS may invest up to 100% of these investments in lower quality debt instruments.

For the equity portion of the fund, MFS focuses on investing the fund’s assets in dividend-paying stocks and/or in the stocks of companies it believes are undervalued compared to their perceived worth (value companies).

While MFS may invest the fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations.

For the real estate-related portion of the fund, MFS invests the fund’s assets in real estate investment trusts (REITs) and other companies principally engaged in the real estate industry. MFS generally focuses the fund’s investments in equity REITs, but may also invest in mortgage REITs and other real estate-related investments.  Issuers of real estate-related investments tend to be small- to medium-sized.

MFS may use derivatives for any investment purpose. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments for the fund are selected based on fundamental and quantitative analysis. MFS uses bottom-up fundamental analysis of individual issuers and/or instruments. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the individual instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Factors considered for real estate-related securities include the issuer’s management ability, cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio, market price, and the ability of a REIT to grow from operations, as well as current or anticipated economic or market conditions, interest rate changes, and regulatory developments. Quantitative models that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument are also considered.

Effective May 1, 2011, the paragraph entitled “Investment Selection and Allocation Risk” in the sub-section entitled "Principal Risks" under the main heading “Summary of Key Information” is restated in its entirety as follows:

Investment Selection and Allocation Risk: MFS’ analysis of an investment and its assessment of the mix of general risk and return characteristics of asset classes can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or funds that invest in similar asset classes.

Effective May 1, 2011, the second paragraph of the sub-section entitled “Investment Adviser” under the main heading “Summary of Key Information” is hereby deleted in its entirety.

Effective May 1, 2011, the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)

Portfolio Manager	Since	Title
James T. Swanson	2006	Investment Officer of MFS
William J. Adams	May 2011	Investment Officer of MFS
David P. Cole	2006	Investment Officer of MFS
Richard R. Gable	2006	Investment Officer of MFS
Matthew W. Ryan	2006	Investment Officer of MFS
Jonathan W. Sage	2006	Investment Officer of MFS
Geoffrey L. Schechter	2006	Investment Officer of MFS

Effective May 1, 2011, the sub-section entitled “Principal Investment Strategies” under the main heading “Investment Objective, Strategies, and Risks” is restated in its entirety as follows:

Principal Investment Strategies
MFS normally invests the fund’s assets primarily in a broad range of debt instruments and equity securities of U.S. and foreign issuers, including convertible securities, real estate-related investments, and emerging market securities.

MFS allocates the fund’s assets across these categories based on its interpretation of economic and money market conditions, fiscal and monetary policy and asset class and/or security values. These allocations may vary from time to time.

MFS Diversified Income Fund

For the debt portion of the fund, MFS may invest the fund’s assets in all types of corporate and government debt instruments of U.S. and foreign issuers, including lower quality debt instruments and debt instruments of emerging market issuers. MFS focuses the fund’s debt investments on U.S. Government securities, lower quality debt instruments, and debt instruments of emerging market issuers.

Of the fund’s investments in debt instruments, MFS may invest up to 100% of these investments in lower quality debt instruments.

For the equity portion of the fund, MFS focuses on investing the fund’s assets in dividend-paying stocks and/or in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

While MFS may invest the fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations.

For the real estate-related portion of the fund, MFS invests the fund’s assets in real estate investment trusts (REITs) and other companies principally engaged in the real estate industry. MFS may invest the fund’s assets in various types of REITs, including equity REITs and mortgage REITs. MFS will normally focus the fund’s investments in equity REITs. MFS allocates the fund’s investments in REITs across various geographic areas primarily within the U.S., REIT managers and property types, such as apartments, retail properties, office buildings, hotels, industrial properties, health care facilities, storage facilities, manufactured housing and special use facilities, but may, from time to time, focus the fund’s investments in any one or a few of these areas.  Issuers of real estate-related investments tend to be small- to medium-sized.

MFS may use derivatives for any investment purpose, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments for the fund are selected based on fundamental and quantitative analysis. MFS uses bottom-up fundamental analysis of individual issuers and/or instruments. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the individual instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Factors considered for real estate-related securities include the issuer’s management ability, cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio, market price, and the ability of a REIT to grow from operations, as well as current or anticipated economic or market conditions, interest rate changes, and regulatory developments. Quantitative models that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument are also considered.

Effective May 1, 2011, the paragraphs entitled “Allocation Risk” and "Investment Selection Risk" in the sub-section entitled "Principal Risks" under the main heading “Investment Objective, Strategies, and Risks” are restated in their entirety as follows:

Allocation Risk: MFS’ assessment of the mix of general risk and return characteristics of asset classes and the resulting allocation among asset classes can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or funds that invest in similar asset classes.

Investment Selection Risk:  The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Effective May 1, 2011, the first two paragraphs of the sub-section entitled "Other Investment Strategies and Risks" under the main heading “Investment Objective, Strategies, and Risks” are restated in their entirety as follows:

Other Investment Strategies and Risks
Active and Frequent Trading:  MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies. Frequent trading increases transaction costs, which may reduce the fund's return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle.

Temporary Defensive Strategy:  In response to adverse market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Effective May 1, 2011, the following is added as the second-to-last paragraph of the sub-section entitled “Investment Adviser” under the main heading “Management of the Fund”:

The fund may rely upon an exemptive order from the SEC that permits MFS, subject to the approval of the fund's Board of Trustees, without shareholder approval, to materially amend existing sub-advisory agreements or to enter into new sub-advisory agreements with sub-advisers that are not affiliated with MFS. The fund's initial shareholder has approved reliance by the fund on the exemptive order. Fund shareholders will be notified of any sub-adviser changes in the future. As of May 1, 2011, the fund did not employ any sub-advisers.

Effective May 1, 2011, the sub-section entitled “Sub-Investment Adviser” under the main heading “Management of the Fund” is hereby deleted in its entirety.

Effective May 1, 2011, the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Management of the Fund" is restated in its entirety as follows:

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MFS Diversified Income Fund

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
James T. Swanson	Lead Portfolio Manager	Employed in the investment area of MFS since 1985
William J. Adams	High Yield Debt Securities Portfolio Manager	Employed in the investment area of MFS since 2009; Credit Analyst at MFS from 1997 to 2005
David P. Cole	High Yield Debt Securities Portfolio Manager	Employed in the investment area of MFS since 2004
Richard R. Gable	Real Estate Related Securities Portfolio Manager	Employed in the investment area of MFS since May 2011; Employed in the investment area of Sun Life Financial from 1998 to 2011
Matthew W. Ryan	Emerging Markets Debt Securities Portfolio Manager	Employed in the investment area of MFS since 1997
Jonathan W. Sage	Equity Securities Portfolio Manager	Employed in the investment area of MFS since 2000
Geoffrey L. Schechter	U.S. Government Securities Portfolio Manager	Employed in the investment area of MFS since 1993